UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2015

MWI Veterinary Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51468	02-0620757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3041 W Pasadena Dr, Boise, Idaho	83705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 208-955-8930

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

As previously disclosed, MWI Veterinary Supply, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of January 11, 2015 (the “Merger Agreement”) with AmerisourceBergen Corporation, a Delaware corporation (“Parent”), and Roscoe Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”).  Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on January 26, 2015 Purchaser commenced a cash tender offer (the “Offer”) to purchase all of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Shares”) at a purchase price of $190.00 per Share (the “Offer Price”), net to the seller in cash, without interest, less any applicable withholding taxes.

The Offer and withdrawal rights expired as scheduled at 11:59 p.m., New York City time, on Monday, February 23, 2015 (the “Expiration Date”).  Based on information provided to the Company by Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), as of the expiration of the Offer, a total of 10,096,484 Shares were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 78.1 percent of the then issued and outstanding Shares on a fully-diluted basis.  In addition, Notices of Guaranteed Delivery had been delivered for 882,210 Shares, representing approximately 6.8 percent of the then issued and outstanding Shares on a fully diluted basis. The Minimum Tender Condition (as defined in the Merger Agreement) and all other conditions to the Offer having been satisfied, Purchaser accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

On February 24, 2015, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), Purchaser merged with and into the Company, with the Company being the surviving corporation (the “Merger”). Upon completion of the Merger, the Company became a wholly owned direct subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive the Offer Price, without interest and less any applicable withholding taxes, except for (i) Shares held by the Company as treasury stock or held by Parent or Purchaser and (ii) Shares owned by any stockholder of the Company who was entitled to demand, and who properly demanded, appraisal rights pursuant to Section 262 of the DGCL. The Shares will no longer be listed on the NASDAQ Global Select Market (“NASDAQ”).

The foregoing summary description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 12, 2015, which is incorporated herein by reference.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer or Listing.

As a result of the transactions described in Item 2.01 hereof, which description is incorporated herein by reference, the Company (i) notified the NASDAQ of the consummation of the Merger and (ii) requested that NASDAQ file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Trading of Shares on NASDAQ was suspended as of the close of business on February 24, 2015.  The Company also intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act be suspended.

Item 3.03              Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 is incorporated herein by reference.

Item 5.01              Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Merger, each of Keith E. Alessi, Bruce C. Bruckmann, James F. Cleary, Jr., D. Mark Durcan, A. Craig Olson, Robert N. Rebholtz, Jr. and William J. Robison voluntarily resigned from the Company’s board of directors.  In accordance with the terms of the Merger Agreement, the directors of Purchaser immediately prior to the effective time of the Merger, which consisted of Steven H. Collis, Tim G. Guttman and John G. Chou, became the directors of the Company.

Biographical information for Messrs. Collis, Guttman and Chou is included in the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on January 26, 2015 with the SEC, which is incorporated herein by reference.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and the Company’s bylaws were amended and restated in their entirety.  The amended and restated certificate of incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The amended and restated bylaws of the Company are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01              Other Events.

A copy of the press release issued by Parent on February 24, 2015, regarding the expiration and results of the Offer and filed as Exhibit (a)(5)(K) to Schedule TO-T/A filed by Parent with the SEC on February 24, 2015 is incorporated herein by reference  as Exhibit 99.1.

A copy of the press release issued by Parent on February 24, 2015, regarding the completion of the acquisition of the Company is incorporated herein by reference as Exhibit 99.2.

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 11, 2015, by and among AmerisourceBergen Corporation, Roscoe Acquisition Corp. and MWI Veterinary Supply, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MWI Veterinary Supply, Inc. on January 12, 2015.)

3.1	Amended and Restated Certificate of Incorporation of MWI Veterinary Supply, Inc.

3.2	Amended and Restated Bylaws of MWI Veterinary Supply, Inc.

99.1

Press release by AmerisourceBergen Corporation, issued February 24, 2015 (incorporated by reference to Exhibit (a)(5)(K) to Schedule TO-T/A filed by AmerisourceBergen Corporation on February 24, 2015).

99.2

Press Release by AmerisourceBergen Corporation, issued February 24, 2015 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by AmerisourceBergen Corporation on February 24, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MWI Veterinary Supply, Inc.

February 24, 2015	By:	/s/ Mary Patricia B. Thompson

Name: Mary Patricia B. Thompson

Title: Senior Vice President of Finance and Administration, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 11, 2015, by and among AmerisourceBergen Corporation, Roscoe Acquisition Corp. and MWI Veterinary Supply, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MWI Veterinary Supply, Inc. on January 12, 2015.).

3.1	Amended and Restated Certificate of Incorporation of MWI Veterinary Supply, Inc.

3.2	Amended and Restated Bylaws of MWI Veterinary Supply, Inc.

99.1

Press release by AmerisourceBergen Corporation, issued February 24, 2015 (incorporated by reference to Exhibit (a)(5)(K) to Schedule TO-T/A filed by AmerisourceBergen Corporation on February 24, 2015).

99.2

Press Release by AmerisourceBergen Corporation, issued February 24, 2015 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by AmerisourceBergen Corporation on February 24, 2015).